Supplement Dated February 12, 2020

to the

Prospectus Dated May 1, 2019 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement describes the following changes pursuant to the recently passed H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the Setting Every Community Up for Retirement Act (“SECURE Act”)).

1.	New age for beginning required minimum distributions

As of January 1, 2020, the age when you must begin taking required minimum distributions (“RMDs”) from tax-qualified contracts, including Individual Retirement Annuities (“IRAs”), has increased from 70 1⁄2 to 72. This change only applies if you will attain age 70 1⁄2 on or after January 1, 2020. If you reached the age of 70 1⁄2 prior to January 1, 2020, you are still required to use age 70 1⁄2 as the triggering age for beginning RMDs. All other requirements for the timing of RMDs remain the same.

2.	New rules for distributions from qualified accounts

The SECURE Act changed the rules for distributions from qualified accounts. With respect to Individual Retirement Annuity (“IRA”) owners and defined contribution plan participants who die on or after January 1, 2020, any individual beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible designated beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible designated beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

3.	Repeal of Maximum age for Traditional IRA Contributions

The SECURE Act eliminated the maximum age for IRA contributions beginning after December 31, 2019. Beginning in tax year 2020, IRA owners who have compensation can contribute to their IRAs regardless of their age.

4.	Coordination with Qualified Charitable Distributions

A qualified charitable distribution is an otherwise taxable distribution from an IRA (other than a SEP or SIMPLE IRA) owned by an individual who is age 70 1⁄2 or over that is paid directly from the IRA to a qualified charity. Qualified charitable distributions are not included in an IRA owner’s income. The SECURE Act reduces the annual qualified charitable distribution limit ($100,000) by the deductible IRA contributions made for the year you reach age 70 1⁄2 and later.

You may wish to consult with your tax advisor if you are impacted by any of these changes.

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.